                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                          --------------------------


                                  FORM 8-K/A
                                Current Report
        THIS AMENDMENT IS BEING FILED TO REVISE BEGINNING OF THE MONTH
               PRINCIPAL RECEIVABLES AND RESULTING CALCULATIONS

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                      Date of Report: November 12, 2001




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)


         Virginia                              0-25762                  54-1719855
-----------------------------             ----------------           ----------------
(State or other jurisdiction of           (Commission                 (IRS Employer
       incorporation)                      File Number)              Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                         23060
--------------------------------------------------                     --------------
  (Address of principal executive offices)                               (Zip Code)

            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.          OTHER EVENTS

                 Pursuant to the terms of the Capital One Master Trust Amended and Restated Pooling and Servicing Agreement, dated as of April 9, 2001, a copy of which was filed with the Commission on April 13, 2001, Capital One Bank, as servicer, prepares monthly servicing reports which are filed with the Commission under Form 8-K. In addition, some of the information contained in those monthly servicing reports is also reported on Bloomberg. The substance of each Bloomberg report is filed with the Commission under Form 8-K in an attachment entitled "Trust Excess Spread Analysis."

                 While Excess Spread reported in the monthly servicing reports has been accurate, due to an administrative error, Excess Spread reported on Bloomberg, and in the related "Trust Excess Spread Analysis" attachments, for Capital One Master Trust Series 2000-2 through Series 2001-6 for each month since June 2000 was overstated by 50 basis points. This error was limited to the Bloomberg reports and related "Trust Excess Spread Analysis" attachments.

                 Attached is the "Trust Excess Spread Analysis," restated as of November 12, 2001, which corrects the errors contained in the related Bloomberg reports and Form 8-K filings. This attachment supersedes in its entirety the "Trust Excess Spread Analysis" attachment to each of the following Form 8-K filings:

1.  Form 8-K for the period ended July 31, 2000 filed August 24, 2000;

2.  Form 8-K for the period ended August 31, 2000 filed September 26, 2000;

3.  Form 8-K for the period ended September 30, 2000 filed November 13, 2000;

4.  Form 8-K for the period ended October 31, 2000 filed December 7, 2000;

5.  Form 8-K for the period ended November 30, 2000 filed December 21, 2000;

6.  Form 8-K for the period ended December 31, 2000 filed January 16, 2001;

7.  Form 8-K for the period ended January 31, 2001 filed February 15, 2001.

8.  Form 8-K for the period ended February 28, 2001 filed March 13, 2001.

9.  Form 8-K for the period ended March 31, 2001 filed April 13, 2001.

10. Form 8-K for the period ended April 30, 2001 filed May 11, 2001.

11. Form 8-K for the period ended May 31, 2001 filed June 13, 2001.

12. Form 8-K for the period ended June 30, 2001 filed July 12, 2001.

13. Form 8-K for the period ended July 31, 2001 filed August 13, 2001.

14. Form 8-K for the period ended August 31, 2001 filed September 18, 2001.

15. Form 8-K for the period ended September 30, 2001 filed October 11, 2001.


                                  SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                    CAPITAL ONE MASTER TRUST

                                    By:  CAPITAL ONE BANK
                                         Servicer


                                    By:
                                         ------------------------------------
                                         David M. Willey
                                         Senior Vice President of Corporate
                                         Financial Management


Date:  November 14, 2001

                           CAPITAL ONE MASTER TRUST
                           ------------------------
               TRUST EXCESS SPREAD ANALYSIS -           JULY-00

Card Trust                           COMT 95-3       COMT 96-1      COMT 96-2      COMT 96-3
Deal Size                             $1050MM          $845MM         $750MM         $500MM
Expected Maturity(Class A):           8/15/00         8/15/01        12/15/01       1/15/04

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  22.54%          22.54%         22.54%         22.54%
       LESS:     (Wt Avg) Coupon        6.70%           6.94%          6.86%          6.89%
                 SVC Fees               2.00%           1.50%          1.50%          1.50%
                 Charge-Offs            2.85%           2.85%          2.85%          2.85%

Excess Spread:       Jul-00            10.99%          11.25%         11.33%         11.30%
                     Jun-00            10.56%          11.03%         11.09%         11.06%
                     May-00            10.81%          11.17%         11.34%         11.31%
3-Mo Avg Excess Spread                 10.79%          11.15%         11.25%         11.22%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days          1.41%           1.41%          1.41%          1.41%
                 60 to 89 days          0.91%           0.91%          0.91%          0.91%
                 90+ days               1.62%           1.62%          1.62%          1.62%

Monthly Payment Rate                   17.44%          17.44%         17.44%         17.44%

Card Trust                           COMT 97-1       COMT 97-2      COMT 98-1      COMT 98-3
Deal Size                              $608MM          $502MM         $591MM         $486MM
Expected Maturity(Class A):           6/15/02         8/15/02        4/15/08        8/16/01

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  22.54%          22.54%         22.54%         22.54%
       LESS:     (Wt Avg) Coupon        6.90%           6.89%          6.38%          5.84%
                 SVC Fees               1.50%           1.50%          1.50%          1.50%
                 Charge-Offs            2.85%           2.85%          2.85%          2.85%

Excess Spread:       Jul-00            11.29%          11.30%         11.81%         12.35%
                     Jun-00            11.07%          11.08%         11.34%         11.34%
                     May-00            11.74%          11.22%         11.55%         11.74%
3-Mo Avg Excess Spread                 11.37%          11.20%         11.57%         11.81%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days          1.41%           1.41%          1.41%          1.41%
                 60 to 89 days          0.91%           0.91%          0.91%          0.91%
                 90+ days               1.62%           1.62%          1.62%          1.62%

Monthly Payment Rate                   17.44%          17.44%         17.44%         17.44%

Card Trust                           COMT 98-4       COMT 99-1      COMT 99-2      COMT 99-3
Deal Size                              $750MM          $625MM         $625MM         $500MM
Expected Maturity(Class A):           11/15/03        05/15/04       05/15/02       7/17/06

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  22.54%          22.54%         22.54%         22.54%
       LESS:     (Wt Avg) Coupon        5.72%           6.86%          6.89%          7.03%
                 SVC Fees               1.50%           1.50%          1.50%          1.50%
                 Charge-Offs            2.85%           2.85%          2.85%          2.85%

Excess Spread:       Jul-00            12.47%          11.33%         11.30%         11.16%
                     Jun-00            11.93%          11.15%         11.06%         10.99%
                     May-00            12.16%          11.37%         11.31%         11.20%
3-Mo Avg Excess Spread                 12.19%          11.28%         11.22%         11.12%

Delinquents:     30 to 59 days          1.41%           1.41%          1.41%          1.41%
                 60 to 89 days          0.91%           0.91%          0.91%          0.91%
                 90+ days               1.62%           1.62%          1.62%          1.62%
-----------------------------------------------------------------------------------------------

Monthly Payment Rate                   17.44%          17.44%         17.44%         17.44%

Card Trust                           COMT 00-1       COMT 00-2
Deal Size                              $600MM          $750MM
Expected Maturity(Class A):           02/17/03        06/15/05

-------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  22.54%          22.54%
       LESS:     (Wt Avg) Coupon        7.16%           7.44%
                 SVC Fees               1.50%           0.27%
                 Charge-Offs            2.85%           2.85%

Excess Spread:                36708    11.03%          11.98%
                              36678    10.62%           #N/A
                              36647    10.80%           #N/A
3-Mo Avg Excess Spread                 10.82%           #N/A

Delinquents:     30 to 59 days          1.41%           1.41%
                 60 to 89 days          0.91%           0.91%
                 90+ days               1.62%           1.62%
-------------------------------------------------------------------

Monthly Payment Rate                   17.44%          17.44%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
              TRUST EXCESS SPREAD ANALYSIS -          AUGUST-00

Card Trust                           COMT 96-1       COMT 96-2      COMT 96-3      COMT 97-1
Deal Size                              $845MM          $750MM         $500MM         $608MM
Expected Maturity(Class A):           8/15/01         12/15/01       1/15/04        6/15/02

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  23.45%          23.45%         23.45%         23.45%
       LESS:     (Wt Avg) Coupon        6.77%           6.72%          6.75%          6.77%
                 SVC Fees               1.50%           1.50%          1.50%          1.50%
                 Charge-Offs            2.38%           2.38%          2.38%          2.38%

Excess Spread:       Aug-00            12.80%          12.85%         12.82%         12.80%
                     Jul-00            11.25%          11.33%         11.30%         11.29%
                     Jun-00            11.03%          11.09%         11.06%         11.07%
3-Mo Avg Excess Spread                 11.69%          11.76%         11.73%         11.72%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days          1.38%           1.38%          1.38%          1.38%
                 60 to 89 days          0.88%           0.88%          0.88%          0.88%
                 90+ days               1.67%           1.67%          1.67%          1.67%

Monthly Payment Rate                   17.12%          17.12%         17.12%         17.12%

Card Trust                           COMT 97-2       COMT 98-1      COMT 98-3      COMT 98-4
Deal Size                              $502MM          $591MM         $486MM         $750MM
Expected Maturity(Class A):           8/15/02         4/15/08        8/16/01        11/15/03

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  23.45%          23.45%         23.45%         23.45%
       LESS:     (Wt Avg) Coupon        6.72%           6.42%          6.24%          5.80%
                 SVC Fees               1.50%           1.50%          1.50%          1.50%
                 Charge-Offs            2.38%           2.38%          2.38%          2.38%

Excess Spread:       Aug-00            12.85%          13.15%         13.33%         13.77%
                     Jul-00            11.30%          11.81%         12.35%         12.47%
                     Jun-00            11.08%          11.34%         11.34%         11.93%
3-Mo Avg Excess Spread                 11.74%          12.10%         12.34%         12.72%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days          1.38%           1.38%          1.38%          1.38%
                 60 to 89 days          0.88%           0.88%          0.88%          0.88%
                 90+ days               1.67%           1.67%          1.67%          1.67%

Monthly Payment Rate                   17.12%          17.12%         17.12%         17.12%

Card Trust                           COMT 99-1       COMT 99-2      COMT 99-3      COMT 00-1
Deal Size                              $625MM          $625MM         $500MM         $600MM
Expected Maturity(Class A):           05/15/04        05/15/02       7/17/06        02/17/03

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  23.45%          23.45%         23.45%         23.45%
       LESS:     (Wt Avg) Coupon        6.68%           6.74%          6.84%          7.16%
                 SVC Fees               1.50%           1.50%          1.50%          1.50%
                 Charge-Offs            2.38%           2.38%          2.38%          2.38%

Excess Spread:       Aug-00            12.89%          12.83%         12.73%         12.41%
                     Jul-00            11.33%          11.30%         11.16%         11.03%
                     Jun-00            11.15%          11.06%         10.99%         10.62%
3-Mo Avg Excess Spread                 11.79%          11.73%         11.63%         11.35%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days          1.38%           1.38%          1.38%          1.38%
                 60 to 89 days          0.88%           0.88%          0.88%          0.88%
                 90+ days               1.67%           1.67%          1.67%          1.67%

Monthly Payment Rate                   17.12%          17.12%         17.12%         17.12%

Card Trust                           COMT 00-2       COMT 00-3
Deal Size                              $750MM         $1000MM
Expected Maturity(Class A):           06/15/05        08/15/07

-------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                  23.45%          23.45%
       LESS:     (Wt Avg) Coupon        7.26%           7.08%
                 SVC Fees               2.00%           0.47%
                 Charge-Offs            2.38%           2.38%

Excess Spread:                36739    11.81%          13.52%
                              36708    11.98%           #N/A
                              36678     #N/A            #N/A
3-Mo Avg Excess Spread                  #N/A            #N/A

Delinquents:     30 to 59 days          1.38%           1.38%
                 60 to 89 days          0.88%           0.88%
                 90+ days               1.67%           1.67%
-------------------------------------------------------------------

Monthly Payment Rate                   17.12%          17.12%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
             TRUST EXCESS SPREAD ANALYSIS -         SEPTEMBER-00

Card Trust                           COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM          $750MM        $500MM         $608MM
Expected Maturity(Class A):           8/15/01        12/15/01       1/15/04       6/15/02

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.53%          21.53%        21.53%         21.53%
       LESS:     (Wt Avg) Coupon       6.77%           6.72%         6.75%          6.65%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.63%           2.63%         2.63%          2.63%

Excess Spread:      Sep-00            10.63%          10.68%        10.65%         10.75%
                    Aug-00            12.80%          12.85%        12.82%         12.80%
                    Jul-00            11.25%          11.33%        11.30%         11.29%
3-Mo Avg Excess Spread                11.56%          11.62%        11.59%         11.61%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.34%           1.34%         1.34%          1.34%
                 60 to 89 days         0.83%           0.83%         0.83%          0.83%
                 90+ days              1.65%           1.65%         1.65%          1.65%

Monthly Payment Rate                  17.12%          17.12%        17.12%         17.12%

Card Trust                           COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM          $591MM        $486MM         $750MM
Expected Maturity(Class A):           8/15/02        4/15/08        8/16/01       11/15/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.53%          21.53%        21.53%         21.53%
       LESS:     (Wt Avg) Coupon       6.72%           6.42%         6.24%          5.80%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.63%           2.63%         2.63%          2.63%

Excess Spread:      Sep-00            10.68%          10.98%        11.16%         11.60%
                    Aug-00            12.85%          13.15%        13.33%         13.77%
                    Jul-00            11.30%          11.81%        12.35%         12.47%
3-Mo Avg Excess Spread                11.61%          11.98%        12.28%         12.61%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.34%           1.34%         1.34%          1.34%
                 60 to 89 days         0.83%           0.83%         0.83%          0.83%
                 90+ days              1.65%           1.65%         1.65%          1.65%

Monthly Payment Rate                  17.12%          17.12%        17.12%         17.12%

Card Trust                           COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM          $625MM        $500MM         $600MM
Expected Maturity(Class A):          05/15/04        05/15/02       7/17/06       02/17/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.53%          21.53%        21.53%         21.53%
       LESS:     (Wt Avg) Coupon       6.68%           6.75%         6.84%          7.16%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.63%           2.63%         2.63%          2.63%

Excess Spread:      30 to 59 days     10.72%          10.65%        10.56%         10.24%
                    60 to 89 days     12.89%          12.83%        12.73%         12.41%
                    90+ days          11.33%          11.30%        11.16%         11.03%
3-Mo Avg Excess Spread                11.65%          11.59%        11.48%         11.23%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.34%           1.34%         1.34%          1.34%
                 60 to 89 days         0.83%           0.83%         0.83%          0.83%
                 90+ days              1.65%           1.65%         1.65%          1.65%

Monthly Payment Rate                  17.12%          17.12%        17.12%         17.12%

Card Trust                           COMT 00-2      COMT 00-3
Deal Size                             $750MM         $1000MM
Expected Maturity(Class A):          06/15/05        08/15/07

------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.53%          21.53%
       LESS:     (Wt Avg) Coupon       7.26%           6.86%
                 SVC Fees              2.00%           2.00%
                 Charge-Offs           2.63%           2.63%

Excess Spread:      30 to 59 days      9.64%          10.04%
                    60 to 89 days     11.81%          13.52%
                    90+ days          11.98%           #N/A
3-Mo Avg Excess Spread                11.14%           #N/A
------------------------------------------------------------------

Delinquents:     30 to 59 days         1.34%           1.34%
                 60 to 89 days         0.83%           0.83%
                 90+ days              1.65%           1.65%

Monthly Payment Rate                  17.12%          17.12%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
              TRUST EXCESS SPREAD ANALYSIS -         OCTOBER-00

Card Trust                           COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM          $750MM        $500MM         $608MM
Expected Maturity(Class A):           8/15/01        12/15/01       1/15/04       6/15/02

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 22.17%          22.17%        22.17%         22.17%
       LESS:     (Wt Avg) Coupon       6.84%           6.78%         6.81%          6.71%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.56%           2.56%         2.56%          2.56%

Excess Spread:      Oct-00            11.27%          11.33%        11.30%         11.40%
                    Sep-00            10.63%          10.68%        10.65%         10.75%
                    Aug-00            12.80%          12.85%        12.82%         12.80%
3-Mo Avg Excess Spread                11.57%          11.62%        11.59%         11.65%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.86%           0.86%         0.86%          0.86%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.96%          16.96%        16.96%         16.96%

Card Trust                           COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM          $591MM        $486MM         $750MM
Expected Maturity(Class A):           8/15/02        4/15/08        8/16/01       11/15/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 22.17%          22.17%        22.17%         22.17%
       LESS:     (Wt Avg) Coupon       6.79%           6.40%         6.04%          5.76%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.56%           2.56%         2.56%          2.56%

Excess Spread:      Oct-00            11.32%          11.71%        12.07%         12.35%
                    Sep-00            10.68%          10.98%        11.16%         11.60%
                    Aug-00            12.85%          13.15%        13.33%         13.77%
3-Mo Avg Excess Spread                11.62%          11.95%        12.19%         12.57%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.86%           0.86%         0.86%          0.86%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.96%          16.96%        16.96%         16.96%

Card Trust                           COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM          $625MM        $500MM         $600MM
Expected Maturity(Class A):          05/15/04        05/15/02       7/17/06       02/17/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 22.17%          22.17%        22.17%         22.17%
       LESS:     (Wt Avg) Coupon       6.76%           6.81%         6.93%          7.16%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.56%           2.56%         2.56%          2.56%

Excess Spread:      Oct-00            11.35%          11.30%        11.18%         10.95%
                    Sep-00            10.72%          10.65%        10.56%         10.24%
                    Aug-00            12.89%          12.83%        12.73%         12.41%
3-Mo Avg Excess Spread                11.65%          11.59%        11.49%         11.20%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.86%           0.86%         0.86%          0.86%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.96%          16.96%        16.96%         16.96%

Card Trust                           COMT 00-2      COMT 00-3      COMT 00-4
Deal Size                             $750MM         $1000MM        $1200MM
Expected Maturity(Class A):          06/15/05        08/15/07      10/17/05

------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 22.17%          22.17%        22.17%
       LESS:     (Wt Avg) Coupon       7.26%           6.95%         6.74%
                 SVC Fees              2.00%           2.00%         0.33%
                 Charge-Offs           2.56%           2.56%         2.56%

Excess Spread:      Oct-00            10.35%          10.66%        12.54%
                    Sep-00             9.64%          10.04%         #N/A
                    Aug-00            11.81%          13.52%         #N/A
3-Mo Avg Excess Spread                10.60%          11.41%         #N/A
------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%
                 60 to 89 days         0.86%           0.86%         0.86%
                 90+ days              1.63%           1.63%         1.63%

Monthly Payment Rate                  16.96%          16.96%        16.96%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
              TRUST EXCESS SPREAD ANALYSIS -         NOVEMBER-00

Card Trust                           COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM          $750MM        $500MM         $608MM
Expected Maturity(Class A):           8/15/01        12/15/01       1/15/04       6/15/02

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.20%          21.20%        21.20%         21.20%
       LESS:     (Wt Avg) Coupon       6.90%           6.78%         6.81%          6.71%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.78%           2.78%         2.78%          2.78%

Excess Spread:      Nov-00            10.02%          10.14%        10.11%         10.21%
                    Oct-00            11.27%          11.33%        11.30%         11.40%
                    Sep-00            10.63%          10.68%        10.65%         10.75%
3-Mo Avg Excess Spread                10.64%          10.72%        10.69%         10.79%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.91%           0.91%         0.91%          0.91%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.29%          16.29%        16.29%         16.29%

Card Trust                           COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM          $591MM        $486MM         $750MM
Expected Maturity(Class A):           8/15/02        4/15/08        8/16/01       11/15/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.20%          21.20%        21.20%         21.20%
       LESS:     (Wt Avg) Coupon       6.85%           6.40%         6.04%          5.76%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.78%           2.78%         2.78%          2.78%

Excess Spread:      Nov-00            10.07%          10.52%        10.88%         11.16%
                    Oct-00            11.32%          11.71%        12.07%         12.35%
                    Sep-00            10.68%          10.98%        11.16%         11.60%
3-Mo Avg Excess Spread                10.69%          11.07%        11.37%         11.70%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.91%           0.91%         0.91%          0.91%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.29%          16.29%        16.29%         16.29%

Card Trust                           COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM          $625MM        $500MM         $600MM
Expected Maturity(Class A):          05/15/04        05/15/02       7/17/06       02/17/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.20%          21.20%        21.20%         21.20%
       LESS:     (Wt Avg) Coupon       6.76%           6.81%         6.93%          7.16%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.78%           2.78%         2.78%          2.78%

Excess Spread:      Nov-00            10.16%          10.11%         9.99%          9.76%
                    Oct-00            11.35%          11.30%        11.18%         10.95%
                    Sep-00            10.72%          10.65%        10.56%         10.24%
3-Mo Avg Excess Spread                10.74%          10.69%        10.58%         10.32%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.91%           0.91%         0.91%          0.91%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.29%          16.29%        16.29%         16.29%

Card Trust                           COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM         $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05        08/15/07      10/17/05       10/15/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.20%          21.20%        21.20%         21.20%
       LESS:     (Wt Avg) Coupon       7.26%           6.95%         6.85%          6.90%
                 SVC Fees              2.00%           2.00%         2.00%          0.20%
                 Charge-Offs           2.78%           2.78%         2.78%          2.78%

Excess Spread:      Nov-00             9.16%           9.47%         9.57%         11.32%
                    Oct-00            10.35%          10.66%        12.54%          #N/A
                    Sep-00             9.64%          10.04%         #N/A           #N/A
3-Mo Avg Excess Spread                 9.72%          10.06%         #N/A           #N/A
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.42%           1.42%         1.42%          1.42%
                 60 to 89 days         0.91%           0.91%         0.91%          0.91%
                 90+ days              1.63%           1.63%         1.63%          1.63%

Monthly Payment Rate                  16.29%          16.29%        16.29%         16.29%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                            CAPITAL ONE MASTER TRUST
                   TRUST EXCESS SPREAD ANALYSIS - DECEMBER-00





     Card Trust                         COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
     Deal Size                            $845MM         $750MM         $500MM        $608MM
     Expected Maturity(Class A):         8/15/01        12/15/01       1/15/04       6/15/02
     ---------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield               21.70%         21.70%         21.70%        21.70%
            LESS:   (Wt Avg) Coupon       6.79%          6.75%          6.78%         6.54%
                    SVC Fees              1.50%          1.50%          1.50%         1.50%
                    Charge-Offs           2.60%          2.60%          2.60%         2.60%

     Excess Spread:     Dec-00           10.81%         10.85%         10.82%        11.06%
                        Nov-00           10.02%         10.14%         10.11%        10.21%
                        Oct-00           11.27%         11.33%         11.30%        11.40%
     3-Mo Avg Excess Spread              10.70%         10.77%         10.74%        10.89%
     ---------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days         1.45%          1.45%          1.45%         1.45%
                    60 to 89 days         0.92%          0.92%          0.92%         0.92%
                    90+ days              1.69%          1.69%          1.69%         1.69%

     Monthly Payment Rate                16.32%         16.32%         16.32%        16.32%

     Card Trust                         COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
     Deal Size                            $502MM         $591MM         $486MM        $750MM
     Expected Maturity(Class A):         8/15/02        4/15/08        8/16/01       11/15/03

     ---------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield               21.70%         21.70%         21.70%        21.70%
            LESS:   (Wt Avg) Coupon       6.74%          6.44%          6.45%         5.86%
                    SVC Fees              1.50%          1.50%          1.50%         1.50%
                    Charge-Offs           2.60%          2.60%          2.60%         2.60%

     Excess Spread:     Dec-00           10.86%         11.16%         11.15%        11.74%
                        Nov-00           10.07%         10.52%         10.88%        11.16%
                        Oct-00           11.32%         11.71%         12.07%        12.35%
     3-Mo Avg Excess Spread              10.75%         11.13%         11.37%        11.75%
     ---------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days         1.45%          1.45%          1.45%         1.45%
                    60 to 89 days         0.92%          0.92%          0.92%         0.92%
                    90+ days              1.69%          1.69%          1.69%         1.69%

     Monthly Payment Rate                16.32%         16.32%         16.32%        16.32%

     Card Trust                         COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
     Deal Size                            $625MM         $625MM         $500MM        $600MM
     Expected Maturity(Class A):         05/15/04       05/15/02       7/17/06       02/17/03

     Excess Spread:
     ---------------------------------------------------------------------------------------------
           Portfolio Yield               21.70%         21.70%         21.70%        21.70%
            LESS:   (Wt Avg) Coupon       6.68%          6.78%          6.84%         7.16%
                    SVC Fees              1.50%          1.50%          1.50%         1.50%
                    Charge-Offs           2.60%          2.60%          2.60%         2.60%

     Excess Spread:     Dec-00           10.92%         10.82%         10.76%        10.44%
                        Nov-00           10.16%         10.11%          9.99%         9.76%
                        Oct-00           11.35%         11.30%         11.18%        10.95%
     3-Mo Avg Excess Spread              10.81%         10.74%         10.64%        10.38%
     ---------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days         1.45%          1.45%          1.45%         1.45%
                    60 to 89 days         0.92%          0.92%          0.92%         0.92%
                    90+ days              1.69%          1.69%          1.69%         1.69%

     Monthly Payment Rate                16.32%         16.32%         16.32%        16.32%

     Card Trust                         COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
     Deal Size                            $750MM        $1000MM        $1200MM       $1250MM
     Expected Maturity(Class A):         06/15/05       08/15/07       10/17/05      10/15/03

     ---------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield               21.70%         21.70%         21.70%        21.70%
            LESS:   (Wt Avg) Coupon       7.26%          6.86%          6.39%         6.31%
                    SVC Fees              2.00%          2.00%          2.00%         2.00%
                    Charge-Offs           2.60%          2.60%          2.60%         2.60%

     Excess Spread:     Dec-00            9.84%         10.24%         10.71%        10.79%
                        Nov-00            9.16%          9.47%          9.57%        11.32%
                        Oct-00           10.35%         10.66%         12.54%         #N/A
     3-Mo Avg Excess Spread               9.78%         10.12%         10.94%         #N/A
     ---------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days         1.45%          1.45%          1.45%         1.45%
                    60 to 89 days         0.92%          0.92%          0.92%         0.92%
                    90+ days              1.69%          1.69%          1.69%         1.69%

     Monthly Payment Rate                16.32%         16.32%         16.32%        16.32%


     This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

     COMMENTS:
     Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.html

                           CAPITAL ONE MASTER TRUST
                           ------------------------
              TRUST EXCESS SPREAD ANALYSIS -         JANUARY-01

Card Trust                           COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM          $750MM        $500MM         $608MM
Expected Maturity(Class A):           8/15/01        12/15/01       1/15/04       6/15/02

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.23%          21.23%        21.23%         21.23%
       LESS:     (Wt Avg) Coupon       6.75%           6.04%         6.08%          6.50%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.32%           2.32%         2.32%          2.32%

Excess Spread:      Jan-01            10.66%          11.37%        11.33%         10.91%
                    Dec-00            10.81%          10.85%        10.82%         11.06%
                    Nov-00            10.02%          10.14%        10.11%         10.21%
3-Mo Avg Excess Spread                10.50%          10.79%        10.75%         10.73%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.53%           1.53%         1.53%          1.53%
                 60 to 89 days         0.95%           0.95%         0.95%          0.95%
                 90+ days              1.72%           1.72%         1.72%          1.72%

Monthly Payment Rate                  17.26%          17.26%        17.26%         17.26%

Card Trust                           COMT 98-4      COMT 97-2      COMT 98-1     COMT 98-3
Deal Size                             $750MM          $502MM        $591MM         $486MM
Expected Maturity(Class A):          11/15/03        8/15/02        4/15/08       8/16/01

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.23%          21.23%        21.23%         21.23%
       LESS:     (Wt Avg) Coupon       5.66%           6.70%         6.35%          5.92%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.32%           2.32%         2.32%          2.32%

Excess Spread:      Jan-01            11.75%          10.71%        11.06%         11.49%
                    Dec-00            11.74%          10.86%        11.16%         11.15%
                    Nov-00            11.16%          10.07%        10.52%         10.88%
3-Mo Avg Excess Spread                11.55%          10.55%        10.91%         11.17%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.53%           1.53%         1.53%          1.53%
                 60 to 89 days         0.95%           0.95%         0.95%          0.95%
                 90+ days              1.72%           1.72%         1.72%          1.72%

Monthly Payment Rate                  17.26%          17.26%        17.26%         17.26%

Card Trust                           COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM          $625MM        $500MM         $600MM
Expected Maturity(Class A):          05/15/04        05/15/02       7/17/06       02/17/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.23%          21.23%        21.23%         21.23%
       LESS:     (Wt Avg) Coupon       6.10%           6.07%         6.27%          7.16%
                 SVC Fees              1.50%           1.50%         1.50%          1.50%
                 Charge-Offs           2.32%           2.32%         2.32%          2.32%

Excess Spread:      Jan-01            11.31%          11.34%        11.14%         10.25%
                    Dec-00            10.92%          10.82%        10.76%         10.44%
                    Nov-00            10.16%          10.11%         9.99%          9.76%
3-Mo Avg Excess Spread                10.80%          10.76%        10.63%         10.15%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.53%           1.53%         1.53%          1.53%
                 60 to 89 days         0.95%           0.95%         0.95%          0.95%
                 90+ days              1.72%           1.72%         1.72%          1.72%

Monthly Payment Rate                  17.26%          17.26%        17.26%         17.26%

Card Trust                           COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM         $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05        08/15/07      10/17/05       10/15/03

-----------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 21.23%          21.23%        21.23%         21.23%
       LESS:     (Wt Avg) Coupon       7.26%           6.28%         6.71%          6.61%
                 SVC Fees              2.00%           2.00%         2.00%          2.00%
                 Charge-Offs           2.32%           2.32%         2.32%          2.32%

Excess Spread:      Jan-01             9.65%          10.63%        10.20%         10.30%
                    Dec-00             9.84%          10.24%        10.71%         10.79%
                    Nov-00             9.16%           9.47%         9.57%         11.32%
3-Mo Avg Excess Spread                 9.55%          10.11%        10.16%         10.80%
-----------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.53%           1.53%         1.53%          1.53%
                 60 to 89 days         0.95%           0.95%         0.95%          0.95%
                 90+ days              1.72%           1.72%         1.72%          1.72%

Monthly Payment Rate                  17.26%          17.26%        17.26%         17.26%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
              TRUST EXCESS SPREAD ANALYSIS -        FEBRUARY-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.29%        27.29%         27.29%        27.29%
       LESS:     (Wt Avg) Coupon       5.74%         5.87%          5.91%         6.58%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           2.48%         2.48%          2.48%         2.48%

Excess Spread:      Feb-01            17.57%        17.44%         17.40%        16.73%
                    Jan-01            10.66%        11.37%         11.33%        10.91%
                    Dec-00            10.81%        10.85%         10.82%        11.06%
3-Mo Avg Excess Spread                13.01%        13.22%         13.18%        12.90%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.89%         1.89%          1.89%         1.89%
                 60 to 89 days         1.40%         1.40%          1.40%         1.40%
                 90+ days              2.28%         2.28%          2.28%         2.28%

Monthly Payment Rate                  15.97%        15.97%         15.97%        15.97%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.29%        27.29%         27.29%        27.29%
       LESS:     (Wt Avg) Coupon       5.69%         6.30%          5.48%         5.53%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           2.48%         2.48%          2.48%         2.48%

Excess Spread:      Feb-01            17.62%        17.01%         17.83%        17.78%
                    Jan-01            10.71%        11.06%         11.49%        11.75%
                    Dec-00            10.86%        11.16%         11.15%        11.74%
3-Mo Avg Excess Spread                13.06%        13.08%         13.49%        13.76%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.89%         1.89%          1.89%         1.89%
                 60 to 89 days         1.40%         1.40%          1.40%         1.40%
                 90+ days              2.28%         2.28%          2.28%         2.28%

Monthly Payment Rate                  15.97%        15.97%         15.97%        15.97%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.29%        27.29%         27.29%        27.29%
       LESS:     (Wt Avg) Coupon       6.01%         5.90%          6.18%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           2.48%         2.48%          2.48%         2.48%

Excess Spread:      Feb-01            17.30%        17.41%         17.13%        16.15%
                    Jan-01            11.31%        11.34%         11.14%        10.25%
                    Dec-00            10.92%        10.82%         10.76%        10.44%
3-Mo Avg Excess Spread                13.18%        13.19%         13.01%        12.28%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.89%         1.89%          1.89%         1.89%
                 60 to 89 days         1.40%         1.40%          1.40%         1.40%
                 90+ days              2.28%         2.28%          2.28%         2.28%

Monthly Payment Rate                  15.97%        15.97%         15.97%        15.97%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.29%        27.29%         27.29%        27.29%
       LESS:     (Wt Avg) Coupon       7.26%         6.20%          7.18%         7.08%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           2.48%         2.48%          2.48%         2.48%

Excess Spread:      Feb-01            15.55%        16.61%         15.63%        15.73%
                    Jan-01             9.65%        10.63%         10.20%        10.30%
                    Dec-00             9.84%        10.24%         10.71%        10.79%
3-Mo Avg Excess Spread                11.68%        12.49%         12.18%        12.27%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.89%         1.89%          1.89%         1.89%
                 60 to 89 days         1.40%         1.40%          1.40%         1.40%
                 90+ days              2.28%         2.28%          2.28%         2.28%

Monthly Payment Rate                  15.97%        15.97%         15.97%        15.97%

Card Trust                          COMT 01-1
Deal Size                            $1200MM
Expected Maturity(Class A):          2/17/03

--------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.29%
       LESS:     (Wt Avg) Coupon       6.04%
                 SVC Fees              0.20%
                 Charge-Offs           2.48%

Excess Spread:      Feb-01            18.57%
                    Jan-01             #N/A
                    Dec-00             #N/A
3-Mo Avg Excess Spread                 #N/A
--------------------------------------------------

Delinquents:     30 to 59 days         1.89%
                 60 to 89 days         1.40%
                 90+ days              2.28%

Monthly Payment Rate                  15.97%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
               TRUST EXCESS SPREAD ANALYSIS -         MARCH-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.40%        27.40%         27.40%        27.40%
       LESS:     (Wt Avg) Coupon       5.39%         5.20%          5.23%         4.99%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.00%         3.00%          3.00%         3.00%

Excess Spread:      Mar-01            17.51%        17.70%         17.67%        17.91%
                    Feb-01            17.57%        17.44%         17.40%        16.73%
                    Jan-01            10.66%        11.37%         11.33%        10.91%
3-Mo Avg Excess Spread                15.25%        15.50%         15.47%        15.18%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.62%         1.62%          1.62%         1.62%
                 60 to 89 days         1.18%         1.18%          1.18%         1.18%
                 90+ days              2.57%         2.57%          2.57%         2.57%

Monthly Payment Rate                  16.40%        16.40%         16.40%        16.40%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.40%        27.40%         27.40%        27.40%
       LESS:     (Wt Avg) Coupon       5.34%         6.33%          6.19%         5.60%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.00%         3.00%          3.00%         3.00%

Excess Spread:      Mar-01            17.56%        16.57%         16.71%        17.30%
                    Feb-01            17.62%        17.01%         17.83%        17.78%
                    Jan-01            10.71%        11.06%         11.49%        11.75%
3-Mo Avg Excess Spread                15.30%        14.88%         15.34%        15.61%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.62%         1.62%          1.62%         1.62%
                 60 to 89 days         1.18%         1.18%          1.18%         1.18%
                 90+ days              2.57%         2.57%          2.57%         2.57%

Monthly Payment Rate                  16.40%        16.40%         16.40%        16.40%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.40%        27.40%         27.40%        27.40%
       LESS:     (Wt Avg) Coupon       5.29%         5.23%          5.45%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.00%         3.00%          3.00%         3.00%

Excess Spread:      Mar-01            17.61%        17.67%         17.45%        15.74%
                    Feb-01            17.30%        17.41%         17.13%        16.15%
                    Jan-01            11.31%        11.34%         11.14%        10.25%
3-Mo Avg Excess Spread                15.41%        15.47%         15.24%        14.05%

---------------------------------------------------------------------------------------------
Delinquents:     30 to 59 days         1.62%         1.62%          1.62%         1.62%
                 60 to 89 days         1.18%         1.18%          1.18%         1.18%
                 90+ days              2.57%         2.57%          2.57%         2.57%

Monthly Payment Rate                  16.40%        16.40%         16.40%        16.40%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.40%        27.40%         27.40%        27.40%
       LESS:     (Wt Avg) Coupon       7.26%         5.46%          6.10%         6.02%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           3.00%         3.00%          3.00%         3.00%

Excess Spread:      Mar-01            15.14%        16.94%         16.30%        16.38%
                    Feb-01            15.55%        16.61%         15.63%        15.73%
                    Jan-01             9.65%        10.63%         10.20%        10.30%
3-Mo Avg Excess Spread                13.45%        14.73%         14.04%        14.14%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.62%         1.62%          1.62%         1.62%
                 60 to 89 days         1.18%         1.18%          1.18%         1.18%
                 90+ days              2.57%         2.57%          2.57%         2.57%

Monthly Payment Rate                  16.40%        16.40%         16.40%        16.40%

Card Trust                          COMT 01-1
Deal Size                            $1200MM
Expected Maturity(Class A):          2/17/03

--------------------------------------------------
Excess Spread:
      Portfolio Yield                 27.40%
       LESS:     (Wt Avg) Coupon       5.35%
                 SVC Fees              2.00%
                 Charge-Offs           3.00%

Excess Spread:      Mar-01            17.05%
                    Feb-01            18.57%
                    Jan-01             #N/A
3-Mo Avg Excess Spread                 #N/A
--------------------------------------------------

Delinquents:     30 to 59 days         1.62%
                 60 to 89 days         1.18%
                 90+ days              2.57%

Monthly Payment Rate                  16.40%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
               TRUST EXCESS SPREAD ANALYSIS -         APRIL-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 26.21%        26.21%         26.21%        26.21%
       LESS:     (Wt Avg) Coupon       5.56%         5.25%          5.29%         5.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.03%         4.03%          4.03%         4.03%

Excess Spread:      Apr-01            15.12%        15.43%         15.39%        15.52%
                    Mar-01            17.51%        17.70%         17.67%        17.91%
                    Feb-01            17.57%        17.44%         17.40%        16.73%
3-Mo Avg Excess Spread                16.73%        16.86%         16.82%        16.72%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.71%         1.71%          1.71%         1.71%
                 60 to 89 days         1.10%         1.10%          1.10%         1.10%
                 90+ days              2.62%         2.62%          2.62%         2.62%

Monthly Payment Rate                  15.19%        15.19%         15.19%        15.19%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 26.21%        26.21%         26.21%        26.21%
       LESS:     (Wt Avg) Coupon       5.50%         6.28%          5.59%         5.49%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.03%         4.03%          4.03%         4.03%

Excess Spread:      Apr-01            15.18%        14.40%         15.09%        15.19%
                    Mar-01            17.56%        16.57%         16.71%        17.30%
                    Feb-01            17.62%        17.01%         17.83%        17.78%
3-Mo Avg Excess Spread                16.79%        15.99%         16.54%        16.76%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.71%         1.71%          1.71%         1.71%
                 60 to 89 days         1.10%         1.10%          1.10%         1.10%
                 90+ days              2.62%         2.62%          2.62%         2.62%

Monthly Payment Rate                  15.19%        15.19%         15.19%        15.19%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 26.21%        26.21%         26.21%        26.21%
       LESS:     (Wt Avg) Coupon       5.42%         5.28%          5.59%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.03%         4.03%          4.03%         4.03%

Excess Spread:      Apr-01            15.26%        15.40%         15.09%        13.52%
                    Mar-01            17.61%        17.67%         17.45%        15.74%
                    Feb-01            17.30%        17.41%         17.13%        16.15%
3-Mo Avg Excess Spread                16.72%        16.83%         16.56%        15.14%

---------------------------------------------------------------------------------------------
Delinquents:     30 to 59 days         1.71%         1.71%          1.71%         1.71%
                 60 to 89 days         1.10%         1.10%          1.10%         1.10%
                 90+ days              2.62%         2.62%          2.62%         2.62%

Monthly Payment Rate                  15.19%        15.19%         15.19%        15.19%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 26.21%        26.21%         26.21%        26.21%
       LESS:     (Wt Avg) Coupon       7.26%         5.61%          6.80%         6.71%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           4.03%         4.03%          4.03%         4.03%

Excess Spread:      Apr-01            12.92%        14.57%         13.38%        13.47%
                    Mar-01            15.14%        16.94%         16.30%        16.38%
                    Feb-01            15.55%        16.61%         15.63%        15.73%
3-Mo Avg Excess Spread                14.54%        16.04%         15.10%        15.19%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.71%         1.71%          1.71%         1.71%
                 60 to 89 days         1.10%         1.10%          1.10%         1.10%
                 90+ days              2.62%         2.62%          2.62%         2.62%

Monthly Payment Rate                  15.19%        15.19%         15.19%        15.19%

Card Trust                          COMT 01-1
Deal Size                            $1200MM
Expected Maturity(Class A):          2/17/03

--------------------------------------------------
Excess Spread:
      Portfolio Yield                 26.21%
       LESS:     (Wt Avg) Coupon       5.41%
                 SVC Fees              2.00%
                 Charge-Offs           4.03%

Excess Spread:      Apr-01            14.77%
                    Mar-01            17.05%
                    Feb-01            18.57%
3-Mo Avg Excess Spread                16.80%
--------------------------------------------------

Delinquents:     30 to 59 days         1.71%
                 60 to 89 days         1.10%
                 90+ days              2.62%

Monthly Payment Rate                  15.19%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
                TRUST EXCESS SPREAD ANALYSIS -          MAY-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 24.61%        24.61%         24.61%        24.61%
       LESS:     (Wt Avg) Coupon       4.19%         4.22%          4.25%         4.85%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.06%         4.06%          4.06%         4.06%

Excess Spread:      May-01            14.86%        14.83%         14.80%        14.20%
                    Apr-01            15.12%        15.43%         15.39%        15.52%
                    Mar-01            17.51%        17.70%         17.67%        17.91%
3-Mo Avg Excess Spread                15.83%        15.99%         15.95%        15.88%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.15%         1.15%          1.15%         1.15%
                 90+ days              2.35%         2.35%          2.35%         2.35%

Monthly Payment Rate                  16.24%        16.24%         16.24%        16.24%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 24.61%        24.61%         24.61%        24.61%
       LESS:     (Wt Avg) Coupon       4.14%         6.24%          5.83%         5.40%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.06%         4.06%          4.06%         4.06%

Excess Spread:      May-01            14.91%        12.81%         13.22%        13.65%
                    Apr-01            15.18%        14.40%         15.09%        15.19%
                    Mar-01            17.56%        16.57%         16.71%        17.30%
3-Mo Avg Excess Spread                15.88%        14.59%         15.01%        15.38%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.15%         1.15%          1.15%         1.15%
                 90+ days              2.35%         2.35%          2.35%         2.35%

Monthly Payment Rate                  16.24%        16.24%         16.24%        16.24%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 24.61%        24.61%         24.61%        24.61%
       LESS:     (Wt Avg) Coupon       4.43%         4.25%          4.60%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.06%         4.06%          4.06%         4.06%

Excess Spread:      May-01            14.62%        14.80%         14.45%        11.89%
                    Apr-01            15.26%        15.40%         15.09%        13.52%
                    Mar-01            17.61%        17.67%         17.45%        15.74%
3-Mo Avg Excess Spread                15.83%        15.96%         15.66%        13.72%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.15%         1.15%          1.15%         1.15%
                 90+ days              2.35%         2.35%          2.35%         2.35%

Monthly Payment Rate                  16.24%        16.24%         16.24%        16.24%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 24.61%        24.61%         24.61%        24.61%
       LESS:     (Wt Avg) Coupon       7.26%         4.61%          6.14%         6.04%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           4.06%         4.06%          4.06%         4.06%

Excess Spread:      May-01            11.29%        13.94%         12.41%        12.51%
                    Apr-01            12.92%        14.57%         13.38%        13.47%
                    Mar-01            15.14%        16.94%         16.30%        16.38%
3-Mo Avg Excess Spread                13.12%        15.15%         14.03%        14.12%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.15%         1.15%          1.15%         1.15%
                 90+ days              2.35%         2.35%          2.35%         2.35%

Monthly Payment Rate                  16.24%        16.24%         16.24%        16.24%

Card Trust                          COMT 01-1      COMT 01-2      COMT 01-3
Deal Size                            $1200MM        $1200MM        $750MM
Expected Maturity(Class A):          2/17/03        3/15/06        5/15/06

-----------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 24.61%        24.61%         24.61%
       LESS:     (Wt Avg) Coupon       4.37%         4.78%          5.46%
                 SVC Fees              2.00%         1.93%          0.93%
                 Charge-Offs           4.06%         4.06%          4.06%

Excess Spread:      May-01            14.18%        13.84%         14.16%
                    Apr-01            14.77%         #N/A           #N/A
                    Mar-01            17.05%         #N/A           #N/A
3-Mo Avg Excess Spread                15.33%         #N/A           #N/A
-----------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%
                 60 to 89 days         1.15%         1.15%          1.15%
                 90+ days              2.35%         2.35%          2.35%

Monthly Payment Rate                  16.24%        16.24%         16.24%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
               TRUST EXCESS SPREAD ANALYSIS -          JUNE-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.28%        23.28%         23.28%        23.28%
       LESS:     (Wt Avg) Coupon       4.16%         4.08%          4.11%         3.90%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.24%         4.24%          4.24%         4.24%

Excess Spread:      Jun-01            13.38%        13.46%         13.43%        13.64%
                    May-01            14.86%        14.83%         14.80%        14.20%
                    Apr-01            15.12%        15.43%         15.39%        15.52%
3-Mo Avg Excess Spread                14.45%        14.57%         14.54%        14.45%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.21%         1.21%          1.21%         1.21%
                 90+ days              2.31%         2.31%          2.31%         2.31%

Monthly Payment Rate                  16.13%        16.13%         16.13%        16.13%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.28%        23.28%         23.28%        23.28%
       LESS:     (Wt Avg) Coupon       4.11%         6.23%          5.81%         5.38%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.24%         4.24%          4.24%         4.24%

Excess Spread:      Jun-01            13.43%        11.31%         11.73%        12.16%
                    May-01            14.91%        12.81%         13.22%        13.65%
                    Apr-01            15.18%        14.40%         15.09%        15.19%
3-Mo Avg Excess Spread                14.51%        12.84%         13.35%        13.67%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.21%         1.21%          1.21%         1.21%
                 90+ days              2.31%         2.31%          2.31%         2.31%

Monthly Payment Rate                  16.13%        16.13%         16.13%        16.13%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.28%        23.28%         23.28%        23.28%
       LESS:     (Wt Avg) Coupon       4.30%         4.11%          4.47%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           4.24%         4.24%          4.24%         4.24%

Excess Spread:      Jun-01            13.24%        13.43%         13.07%        10.38%
                    May-01            14.62%        14.80%         14.45%        11.89%
                    Apr-01            15.26%        15.40%         15.09%        13.52%
3-Mo Avg Excess Spread                14.37%        14.54%         14.20%        11.93%

---------------------------------------------------------------------------------------------
Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.21%         1.21%          1.21%         1.21%
                 90+ days              2.31%         2.31%          2.31%         2.31%

Monthly Payment Rate                  16.13%        16.13%         16.13%        16.13%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.28%        23.28%         23.28%        23.28%
       LESS:     (Wt Avg) Coupon       7.26%         4.48%          6.11%         6.02%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           4.24%         4.24%          4.24%         4.24%

Excess Spread:      Jun-01             9.78%        12.56%         10.93%        11.02%
                    May-01            11.29%        13.94%         12.41%        12.51%
                    Apr-01            12.92%        14.57%         13.38%        13.47%
3-Mo Avg Excess Spread                11.33%        13.69%         12.24%        12.33%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%         1.78%
                 60 to 89 days         1.21%         1.21%          1.21%         1.21%
                 90+ days              2.31%         2.31%          2.31%         2.31%

Monthly Payment Rate                  16.13%        16.13%         16.13%        16.13%

Card Trust                          COMT 01-1      COMT 01-2      COMT 01-3
Deal Size                            $1200MM        $1200MM        $750MM
Expected Maturity(Class A):          2/17/03        3/15/06        5/15/06

-------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.28%        23.28%         23.28%
       LESS:     (Wt Avg) Coupon       4.23%         5.20%          5.37%
                 SVC Fees              2.00%         2.00%          2.00%
                 Charge-Offs           4.24%         4.24%          4.24%

Excess Spread:      Jun-01            12.81%        11.84%         11.67%
                    May-01            14.18%        13.84%         14.16%
                    Apr-01            14.77%         #N/A           #N/A
3-Mo Avg Excess Spread                13.92%         #N/A           #N/A
-------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.78%         1.78%          1.78%
                 60 to 89 days         1.21%         1.21%          1.21%
                 90+ days              2.31%         2.31%          2.31%

Monthly Payment Rate                  16.13%        16.13%         16.13%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
               TRUST EXCESS SPREAD ANALYSIS -          JULY-01

Card Trust                          COMT 96-1      COMT 96-2      COMT 96-3     COMT 97-1
Deal Size                             $845MM        $750MM         $500MM        $608MM
Expected Maturity(Class A):          8/15/01       12/15/01        1/15/04       6/15/02

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.95%        23.95%         23.95%        23.95%
       LESS:     (Wt Avg) Coupon       4.19%         3.99%          4.02%         3.94%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.91%         3.91%          3.91%         3.91%

Excess Spread:      Jul-01            14.35%        14.55%         14.52%        14.60%
                    Jun-01            13.38%        13.46%         13.43%        13.64%
                    May-01            14.86%        14.83%         14.80%        14.20%
3-Mo Avg Excess Spread                14.20%        14.28%         14.25%        14.15%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.76%         1.76%          1.76%         1.76%
                 60 to 89 days         1.27%         1.27%          1.27%         1.27%
                 90+ days              2.50%         2.50%          2.50%         2.50%

Monthly Payment Rate                  15.66%        15.66%         15.66%        15.66%

Card Trust                          COMT 97-2      COMT 98-1      COMT 98-3     COMT 98-4
Deal Size                             $502MM        $591MM         $486MM        $750MM
Expected Maturity(Class A):          8/15/02        4/15/08        8/16/01      11/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.95%        23.95%         23.95%        23.95%
       LESS:     (Wt Avg) Coupon       4.14%         6.21%          5.76%         5.32%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.91%         3.91%          3.91%         3.91%

Excess Spread:      Jul-01            14.40%        12.33%         12.78%        13.22%
                    Jun-01            13.43%        11.31%         11.73%        12.16%
                    May-01            14.91%        12.81%         13.22%        13.65%
3-Mo Avg Excess Spread                14.25%        12.15%         12.58%        13.01%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.76%         1.76%          1.76%         1.76%
                 60 to 89 days         1.27%         1.27%          1.27%         1.27%
                 90+ days              2.50%         2.50%          2.50%         2.50%

Monthly Payment Rate                  15.66%        15.66%         15.66%        15.66%

Card Trust                          COMT 99-1      COMT 99-2      COMT 99-3     COMT 00-1
Deal Size                             $625MM        $625MM         $500MM        $600MM
Expected Maturity(Class A):          05/15/04      05/15/02        7/17/06      02/17/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.95%        23.95%         23.95%        23.95%
       LESS:     (Wt Avg) Coupon       4.25%         4.02%          4.42%         7.16%
                 SVC Fees              1.50%         1.50%          1.50%         1.50%
                 Charge-Offs           3.91%         3.91%          3.91%         3.91%

Excess Spread:      Jul-01            14.29%        14.52%         14.12%        11.38%
                    Jun-01            13.24%        13.43%         13.07%        10.38%
                    May-01            14.62%        14.80%         14.45%        11.89%
3-Mo Avg Excess Spread                14.05%        14.25%         13.88%        11.22%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.76%         1.76%          1.76%         1.76%
                 60 to 89 days         1.27%         1.27%          1.27%         1.27%
                 90+ days              2.50%         2.50%          2.50%         2.50%

Monthly Payment Rate                  15.66%        15.66%         15.66%        15.66%

Card Trust                          COMT 00-2      COMT 00-3      COMT 00-4     COMT 00-5
Deal Size                             $750MM        $1000MM        $1200MM       $1250MM
Expected Maturity(Class A):          06/15/05      08/15/07       10/17/05      10/15/03

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.95%        23.95%         23.95%        23.95%
       LESS:     (Wt Avg) Coupon       7.26%         4.44%          6.32%         6.23%
                 SVC Fees              2.00%         2.00%          2.00%         2.00%
                 Charge-Offs           3.91%         3.91%          3.91%         3.91%

Excess Spread:      Jul-01            10.78%        13.60%         11.72%        11.81%
                    Jun-01             9.78%        12.56%         10.93%        11.02%
                    May-01            11.29%        13.94%         12.41%        12.51%
3-Mo Avg Excess Spread                10.62%        13.37%         11.69%        11.78%
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.76%         1.76%          1.76%         1.76%
                 60 to 89 days         1.27%         1.27%          1.27%         1.27%
                 90+ days              2.50%         2.50%          2.50%         2.50%

Monthly Payment Rate                  15.66%        15.66%         15.66%        15.66%

Card Trust                          COMT 01-1      COMT 01-2      COMT 01-3     COMT 01-4
Deal Size                            $1200MM        $1200MM        $750MM        $1000MM
Expected Maturity(Class A):          2/17/03        3/15/06        5/15/06       6/15/04

---------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                 23.95%        23.95%         23.95%        23.95%
       LESS:     (Wt Avg) Coupon       4.15%         5.38%          5.32%         3.44%
                 SVC Fees              2.00%         2.00%          2.00%         2.27%
                 Charge-Offs           3.91%         3.91%          3.91%         3.91%

Excess Spread:      Jul-01            13.89%        12.66%         12.72%        14.33%
                    Jun-01            12.81%        11.84%         11.67%         #N/A
                    May-01            14.18%        13.84%         14.16%         #N/A
3-Mo Avg Excess Spread                13.63%        12.78%         12.85%         #N/A
---------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days         1.76%         1.76%          1.76%         1.76%
                 60 to 89 days         1.27%         1.27%          1.27%         1.27%
                 90+ days              2.50%         2.50%          2.50%         2.50%

Monthly Payment Rate                  15.66%        15.66%         15.66%        15.66%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                           CAPITAL ONE MASTER TRUST
                           ------------------------
              TRUST EXCESS SPREAD ANALYSIS -          AUGUST-01

Card Trust                            COMT 96-1      COMT 96-2      COMT 96-3      COMT 97-1
Deal Size                               $845MM         $750MM         $500MM         $608MM
Expected Maturity(Class A):            8/15/01        12/15/01       1/15/04        6/15/02

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%         24.40%         24.40%         24.40%
       LESS:     (Wt Avg) Coupon         4.19%          3.62%          3.65%          3.72%
                 SVC Fees                1.50%          1.50%          1.50%          1.50%
                 Charge-Offs             3.73%          3.73%          3.73%          3.73%

Excess Spread:       Aug-01             14.98%         15.55%         15.52%         15.45%
                     Jul-01             14.35%         14.55%         14.52%         14.60%
                     Jun-01             13.38%         13.46%         13.43%         13.64%
3-Mo Avg Excess Spread                  14.24%         14.52%         14.49%         14.56%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days           1.75%          1.75%          1.75%          1.75%
                 60 to 89 days           1.21%          1.21%          1.21%          1.21%
                 90+ days                2.68%          2.68%          2.68%          2.68%

Monthly Payment Rate                    16.06%         16.06%         16.06%         16.06%

Card Trust                            COMT 97-2      COMT 98-1      COMT 98-3      COMT 98-4
Deal Size                               $502MM         $591MM         $486MM         $750MM
Expected Maturity(Class A):            8/15/02        4/15/08        8/16/01        11/15/03

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%         24.40%         24.40%         24.40%
       LESS:     (Wt Avg) Coupon         3.52%          6.23%          5.76%          5.37%
                 SVC Fees                1.50%          1.50%          1.50%          1.50%
                 Charge-Offs             3.73%          3.73%          3.73%          3.73%

Excess Spread:       Aug-01             15.65%         12.94%         13.41%         13.80%
                     Jul-01             14.40%         12.33%         12.78%         13.22%
                     Jun-01             13.43%         11.31%         11.73%         12.16%
3-Mo Avg Excess Spread                  14.49%         12.19%         12.64%         13.06%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days           1.75%          1.75%          1.75%          1.75%
                 60 to 89 days           1.21%          1.21%          1.21%          1.21%
                 90+ days                2.68%          2.68%          2.68%          2.68%

Monthly Payment Rate                    16.06%         16.06%         16.06%         16.06%

Card Trust                            COMT 99-1      COMT 99-2      COMT 99-3      COMT 00-1
Deal Size                               $625MM         $625MM         $500MM         $600MM
Expected Maturity(Class A):            05/15/04       05/15/02       7/17/06        02/17/03

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%         24.40%         24.40%         24.40%
       LESS:     (Wt Avg) Coupon         3.84%          3.65%          4.00%          7.16%
                 SVC Fees                1.50%          1.50%          1.50%          1.50%
                 Charge-Offs             3.73%          3.73%          3.73%          3.73%

Excess Spread:       Aug-01             15.33%         15.52%         15.17%         12.01%
                     Jul-01             14.29%         14.52%         14.12%         11.38%
                     Jun-01             13.24%         13.43%         13.07%         10.38%
3-Mo Avg Excess Spread                  14.29%         14.49%         14.12%         11.26%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days           1.75%          1.75%          1.75%          1.75%
                 60 to 89 days           1.21%          1.21%          1.21%          1.21%
                 90+ days                2.68%          2.68%          2.68%          2.68%

Monthly Payment Rate                    16.06%         16.06%         16.06%         16.06%

Card Trust                            COMT 00-2      COMT 00-3      COMT 00-4      COMT 00-5
Deal Size                               $750MM        $1000MM        $1200MM        $1250MM
Expected Maturity(Class A):            06/15/05       08/15/07       10/17/05       10/15/03

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%         24.40%         24.40%         24.40%
       LESS:     (Wt Avg) Coupon         7.26%          4.01%          5.61%          5.52%
                 SVC Fees                2.00%          2.00%          2.00%          2.00%
                 Charge-Offs             3.73%          3.73%          3.73%          3.73%

Excess Spread:       Aug-01             11.41%         14.66%         13.06%         13.15%
                     Jul-01             10.78%         13.60%         11.72%         11.81%
                     Jun-01              9.78%         12.56%         10.93%         11.02%
3-Mo Avg Excess Spread                  10.66%         13.61%         11.90%         11.99%
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days           1.75%          1.75%          1.75%          1.75%
                 60 to 89 days           1.21%          1.21%          1.21%          1.21%
                 90+ days                2.68%          2.68%          2.68%          2.68%

Monthly Payment Rate                    16.06%         16.06%         16.06%         16.06%

Card Trust                            COMT 01-1      COMT 01-2      COMT 01-3      COMT 01-4
Deal Size                              $1200MM        $1200MM         $750MM        $1000MM
Expected Maturity(Class A):            2/17/03        3/15/06        5/15/06        6/15/04

-------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%         24.40%         24.40%         24.40%
       LESS:     (Wt Avg) Coupon         3.77%          4.75%          5.36%          3.91%
                 SVC Fees                2.00%          2.00%          2.00%          2.00%
                 Charge-Offs             3.73%          3.73%          3.73%          3.73%

Excess Spread:       Aug-01             14.90%         13.92%         13.31%         14.76%
                     Jul-01             13.89%         12.66%         12.72%         14.33%
                     Jun-01             12.81%         11.84%         11.67%          #N/A
3-Mo Avg Excess Spread                  13.87%         12.81%         12.57%          #N/A
-------------------------------------------------------------------------------------------------

Delinquents:     30 to 59 days           1.75%          1.75%          1.75%          1.75%
                 60 to 89 days           1.21%          1.21%          1.21%          1.21%
                 90+ days                2.68%          2.68%          2.68%          2.68%

Monthly Payment Rate                    16.06%         16.06%         16.06%         16.06%

Card Trust                            COMT 01-5
Deal Size                              $1000MM
Expected Maturity(Class A):            8/15/06

--------------------------------------------------
Excess Spread:
      Portfolio Yield                   24.40%
       LESS:     (Wt Avg) Coupon         5.42%
                 SVC Fees                0.60%
                 Charge-Offs             3.73%

Excess Spread:       Aug-01             14.65%
                     Jul-01              #N/A
                     Jun-01              #N/A
3-Mo Avg Excess Spread                   #N/A
--------------------------------------------------

Delinquents:     30 to 59 days           1.75%
                 60 to 89 days           1.21%
                 90+ days                2.68%

Monthly Payment Rate                    16.06%


This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

COMMENTS:

Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.htm

                            CAPITAL ONE MASTER TRUST
                   TRUST EXCESS SPREAD ANALYSIS - SEPTEMBER-01




     Card Trust                        COMT 96-2      COMT 96-3      COMT 97-1     COMT 97-2
     Deal Size                           $750MM         $500MM        $608MM         $502MM
     Expected Maturity(Class A):        12/15/01       1/15/04        6/15/02       8/15/02
     ------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield              23.87%         23.87%         23.87%        23.87%
            LESS:   (Wt Avg) Coupon      3.79%          3.82%          3.42%         3.82%
                    SVC Fees             1.50%          1.50%          1.50%         1.50%
                    Charge-Offs          4.26%          4.26%          4.26%         4.26%

     Excess Spread:    Sep-01           14.32%         14.29%         14.69%        14.29%
                       Aug-01           15.55%         15.52%         15.45%        15.65%
                       Jul-01           14.55%         14.52%         14.60%        14.40%
     3-Mo Avg Excess Spread             14.81%         14.78%         14.91%        14.78%
     ------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days        1.77%          1.77%          1.77%         1.77%
                    60 to 89 days        1.22%          1.22%          1.22%         1.22%
                    90+ days             2.67%          2.67%          2.67%         2.67%

     Monthly Payment Rate               14.32%         14.32%         14.32%        14.32%

     Card Trust                        COMT 98-1      COMT 98-4      COMT 99-1     COMT 99-2
     Deal Size                          $591MM          $750MM        $625MM         $625MM
     Expected Maturity(Class A):        4/15/08        11/15/03      05/15/04       05/15/02

     ------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield              23.87%         23.87%         23.87%        23.87%
            LESS:   (Wt Avg) Coupon      6.16%          5.22%          4.13%         3.82%
                    SVC Fees             1.50%          1.50%          1.50%         1.50%
                    Charge-Offs          4.26%          4.26%          4.26%         4.26%

     Excess Spread:    Sep-01           11.95%         12.89%         13.98%        14.29%
                       Aug-01           12.94%         13.80%         15.33%        15.52%
                       Jul-01           12.33%         13.22%         14.29%        14.52%
     3-Mo Avg Excess Spread             12.41%         13.30%         14.53%        14.78%
     ------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days        1.77%          1.77%          1.77%         1.77%
                    60 to 89 days        1.22%          1.22%          1.22%         1.22%
                    90+ days             2.67%          2.67%          2.67%         2.67%

     Monthly Payment Rate               14.32%         14.32%         14.32%        14.32%

     Card Trust                        COMT 99-3      COMT 00-1      COMT 00-2     COMT 00-3
     Deal Size                           $500MM         $600MM        $750MM        $1000MM
     Expected Maturity(Class A):        7/17/06        02/17/03      06/15/05       08/15/07

     -------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield              23.87%         23.87%         23.87%        23.87%
            LESS:   (Wt Avg) Coupon      4.31%          7.16%          7.26%         4.33%
                    SVC Fees             1.50%          1.50%          2.00%         2.00%
                    Charge-Offs          4.26%          4.26%          4.26%         4.26%

     Excess Spread:    Sep-01           13.80%         10.95%         10.35%        13.28%
                       Aug-01           15.17%         12.01%         11.41%        14.66%
                       Jul-01           14.12%         11.38%         10.78%        13.60%
     3-Mo Avg Excess Spread             14.36%         11.45%         10.85%        13.85%
     -------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days        1.77%          1.77%          1.77%         1.77%
                    60 to 89 days        1.22%          1.22%          1.22%         1.22%
                    90+ days             2.67%          2.67%          2.67%         2.67%

     Monthly Payment Rate               14.32%         14.32%        14.32%         14.32%

     Card Trust                        COMT 00-4      COMT 00-5      COMT 01-1     COMT 01-2
     Deal Size                          $1200MM        $1250MM        $1200MM       $1200MM
     Expected Maturity(Class A):        10/17/05       10/15/03       2/17/03       3/15/06

     -------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield              23.87%         23.87%         23.87%        23.87%
            LESS:   (Wt Avg) Coupon      6.79%          6.69%          3.95%         5.78%
                    SVC Fees             2.00%          2.00%          2.00%         2.00%
                    Charge-Offs          4.26%          4.26%          4.26%         4.26%

     Excess Spread:    Sep-01           10.82%         10.92%         13.66%        11.83%
                       Aug-01           13.06%         13.15%         14.90%        13.92%
                       Jul-01           11.72%         11.81%         13.89%        12.66%
     3-Mo Avg Excess Spread             11.87%         11.96%         14.15%        12.80%
     -------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days        1.77%          1.77%          1.77%         1.77%
                    60 to 89 days        1.22%          1.22%          1.22%         1.22%
                    90+ days             2.67%          2.67%          2.67%         2.67%

     Monthly Payment Rate               14.32%         14.32%         14.32%        14.32%

     Card Trust                        COMT 01-3      COMT 01-4      COMT 01-5     COMT 01-6
     Deal Size                           $750MM        $1000MM        $1000MM       $1300MM
     Expected Maturity(Class A):        5/15/06        6/15/04        8/15/06       8/15/08

     -------------------------------------------------------------------------------------------
     Excess Spread:
           Portfolio Yield              23.87%         23.87%         23.87%        23.87%
            LESS:   (Wt Avg) Coupon      5.22%          4.01%          5.09%         3.87%
                    SVC Fees             2.00%          2.00%          2.00%         1.27%
                    Charge-Offs          4.26%          4.26%          4.26%         4.26%

     Excess Spread:    Sep-01           12.39%         13.60%         12.52%        14.47%
                       Aug-01           13.31%         14.76%         14.65%          #N/A
                       Jul-01           12.72%         14.33%          #N/A           #N/A
     3-Mo Avg Excess Spread             12.81%         14.23%          #N/A           #N/A
     -------------------------------------------------------------------------------------------

     Delinquents:   30 to 59 days        1.77%          1.77%          1.77%         1.77%
                    60 to 89 days        1.22%          1.22%          1.22%         1.22%
                    90+ days             2.67%          2.67%          2.67%         2.67%

     Monthly Payment Rate               14.32%         14.32%         14.32%        14.32%



     This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

     COMMENTS:
     Capital One Master Trust performance statistics are also available at the Capital One web site: http://www.capitalone.com/invest/financials/abs.html